UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

GREAT-WEST FUNDS, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

Mitchell T.G. Graye

President and Chief Executive Officer

Great-West Funds, Inc.

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS

GREAT-WEST FUNDS, INC.

Great-West Putnam Equity Income Fund (Initial Class)

Annual Report

December 31, 2013

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion

For the year ended December 31, 2013, equity markets around the world performed exceedingly well, but not without bouts of volatility largely related to the anticipated moves by the Federal Reserve. Throughout the 12-month period, U.S. equity indexes surpassed their all-time highs several times. Non-U.S. stocks posted strong returns, with the exception of emerging markets. At the start of 2013, the U.S. fiscal cliff created anxiety among investors and volatility in U.S. and global markets. With the fiscal cliff issue soon resolved, however, stocks returned to growth. In the spring, the Federal Reserve’s talk of reducing its $85 billion-a-month bond-buying program dampened market performance worldwide.

With the winding down of stimulus on hold because of a weak September unemployment report as well as fiscal discord in Washington, equity prices again moved higher. The market advance had a brief pause in October when investors were distracted by the U.S. congressional budget debate and the 16-day partial shutdown of the federal government. While ongoing concerns about Federal Reserve policy weighed on equities somewhat, the market responded favorably in late December when the Federal Reserve announced plans for its first modest reduction in asset purchases.

During this period the Great-West Putnam Equity Income Fund (Initial Class shares) posted returns of 31.64% while the Fund’s benchmark, the Russell 1000® Value Index, posted a gain of more than 32.53% for the 12 months.

In terms of sectors that worked well for the Fund, strong stock selection within financials, industrials and telecommunication services contributed most favorably to results.

Within financials our significant overweights to MetLife, State Street and Charles Schwab proved most beneficial. MetLife repeatedly reported stronger than expected results throughout the year. MetLife also benefitted after a positive job report led yields upwards – which will improve investment income in their bond portfolios. Charles Schwab rose late in the period after reporting that net new assets brought to the company by new and existing clients in were up 15% from a year ago.

Our positions in Northrop Grumman added most to results within the industrial sector. The aerospace and defense company reported strong revenue growth throughout the year, largely due to demand of its hugely expensive F-35 fighter. The company also boosted its quarterly dividend in 2013. Overweights to Dun & Bradstreet and Raytheon also helped.

Relative outperformance within telecommunications services was led by positions in At&T and Vodafone. Shares of Vodafone rose after the company sold its stake in Verizon Wireless to Verizon in a deal worth over $130 billion.

Sector allocation also played a positive role in support of our performance during the year. The Fund’s overweight allocations to the health-care and consumer discretionary sectors, as well as its underweight exposures to utilities and energy, contributed to relative results. The Fund’s relative performance was tempered, however, by some stock picks within the information technology, specifically the slight overweight to Apple and EMC. Selections within health care (Baxter International and Eli Lilly) also lagged during the period. Shares of Eli Lilly fell after the company announced the voluntary termination of mid-stage study with its Alzheimer disease drug. Similarly Baxter reported that its immune-bolstering treatment for Alzheimer’s had also ended.

The Fund is a broadly diversified, large-cap equity strategy that seeks to provide capital growth and current income by investing primarily in undervalued stocks of dividend-paying companies. Based on a bottom-up approach to value investing, we construct a portfolio of mostly U.S. companies, focusing on the intersection of high current yield or long-term dividend potential, and long-term stock appreciation. We strive to deliver excess returns over a full market cycle with less volatility, more consistency, and better risk-adjusted returns versus our benchmark and peer group.

Our approach to investing remains consistent. We seek companies that generate more cash than their businesses require for operation. We tend to favor those with good visibility into their earnings and cash flows. Our research and stock selection are the focus throughout our investment process, and we believe this strategy should allow us to be well positioned in a slow-to-moderate-growth environment characterized by high single-digit returns, heightened volatility, and increasing stock specific risk.

We would describe our outlook as cautious for the short term. Given the degree to which stocks have advanced in the past year, we could see a pause — or even a sharp correction — in the coming months. One reason for caution is that valuations appear to be somewhat stretched — meaning that many stocks are getting more expensive and their price-to-earnings ratios have been rising faster than earnings. The debate going forward is whether earnings will follow. While we believe we are seeing a legitimate economic expansion in the U.S., we would like to see other positive indicators, such as greater revenue growth for U.S. businesses, continued evidence of consumer confidence, and an increase in capital expenditures by businesses.

The views and opinions in this report were current as of December 31, 2013 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000

This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Year	Fund (Initial Class)	Russell 1000 Value Index
	10,000.00	10,000.00
2011*	9,812.00	9,860.00
2012	11,664.51	11,586.49
2013	15,355.28	15,355.19

*For the period from June 16, 2011 through December 31, 2011.

Average Annual Total Returns for the Periods Ended December 31, 2013

	One Year	Since Inception (6/16/2011)
Initial Class	31.64%	18.40%

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Sector as of December 31, 2013

Sector	% of Fund Investments
Basic Materials	3.24%
Communications	10.17%
Consumer, Cyclical	8.48%
Consumer, Non-cyclical	19.76%
Energy	11.61%
Financial	23.73%
Industrial	10.14%
Technology	7.76%
Utilities	4.63%
Short Term Investments	0.48%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 29, 2013 to December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (06/29/13)	Ending Account Value (12/31/13)	Expenses Paid During Period (06/29/13 – 12/31/13)

Actual	$1,000.00	$1,141.90	$6.00*

Hypothetical (5% return before expenses)	$1,000.00	$1,019.88	$5.66*

*Expenses are equal to the Fund’s annualized expense ratio of 1.10% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 186/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.

GREAT-WEST PUTNAM EQUITY INCOME FUND

Schedule of Investments

As of December 31, 2013

Shares			Fair Value

COMMON STOCK
Basic Materials — 3.09%
48,940	Ashland Inc	$	4,749,137
1,170	Celanese Corp Class A		64,713
83,900	Freeport-McMoRan Copper & Gold Inc		3,166,386
74,390	International Paper Co		3,647,342
54,800	LyondellBasell Industries NV Class A		4,399,344

			16,026,922

Communications — 10.02%
77,700	AT&T Inc		2,731,932
67,000	CBS Corp Class B		4,270,580
71,900	CenturyLink Inc		2,290,015
338,050	Cisco Systems Inc		7,589,223
195,150	Comcast Corp Class A		9,734,082
41,000	Liberty Global PLC (a)		3,457,120
80,500	Symantec Corp		1,898,190
97,610	Time Warner Inc		6,805,369
80,930	Verizon Communications Inc		3,976,900
232,800	Vodafone Group PLC Sponsored ADR		9,151,368

			51,904,779

Consumer, Cyclical — 7.95%
24,760	Autoliv Inc		2,272,968
19,244	CST Brands Inc		706,640
87,100	CVS Caremark Corp		6,233,747
77,200	Delphi Automotive PLC		4,642,036
159,660	Ford Motor Co		2,463,554
115,200	General Motors Co (a)		4,708,224
61,200	Hasbro Inc		3,366,612
16,916	Hilton Worldwide Holdings Inc (a)		376,381
22,100	Johnson Controls Inc		1,133,730
55,800	Macy’s Inc		2,979,720
405,000	Office Depot Inc (a)		2,142,450
116,600	PulteGroup Inc		2,375,142
35,984	Taylor Morrison Home Corp Class A (a)		807,841
54,788	TRW Automotive Holdings Corp (a)		4,075,679
32,000	WESCO International Inc (a)		2,914,240

			41,198,964

Consumer, Non-cyclical — 19.45%
68,800	Altria Group Inc		2,641,232
52,400	AstraZeneca PLC Sponsored ADR		3,110,988
125,600	Baxter International Inc		8,735,480
126,100	Cigna Corp		11,031,228
123,300	Coca-Cola Enterprises Inc		5,441,229
288,782	Coty Inc Class A (b)		4,403,925
58,350	Covidien PLC		3,973,635
68,400	Dr Pepper Snapple Group Inc		3,332,448
192,400	Eli Lilly & Co		9,812,400
115,130	Johnson & Johnson		10,544,757
64,400	Kraft Foods Group Inc		3,472,448

Shares			Fair Value

Consumer, Non-cyclical — (continued)
9,543	Mallinckrodt PLC (a)	$	498,717
106,900	Merck & Co Inc		5,350,345
225,428	Pfizer Inc		6,904,860
53,650	Philip Morris International Inc		4,674,524
73,197	Pinnacle Foods Inc		2,009,990
78,600	St Jude Medical Inc		4,869,270
60,500	UnitedHealth Group Inc		4,555,650
33,500	Zimmer Holdings Inc		3,121,865
71,703	Zoetis Inc		2,343,971

			100,828,962

Energy — 11.43%
26,600	Anadarko Petroleum Corp		2,109,912
16,300	Apache Corp		1,400,822
154,200	Exxon Mobil Corp		15,605,040
411,300	Marathon Oil Corp		14,518,890
33,800	Marathon Petroleum Corp		3,100,474
46,100	National Oilwell Varco Inc		3,666,333
9,100	Occidental Petroleum Corp		865,410
104,400	QEP Resources Inc		3,199,860
146,003	Royal Dutch Shell PLC ADR Class A		10,405,634
16,282	Total SA (c)		996,394
66,900	Valero Energy Corp		3,371,760

			59,240,529

Financial — 22.97%
125,100	American International Group Inc		6,386,355
38,900	American Tower Corp REIT		3,104,998
48,800	Aon PLC		4,093,832
553,100	Bank of America Corp		8,611,767
29,000	Capital One Financial Corp		2,221,690
183,000	Charles Schwab Corp		4,758,000
153,853	Citigroup Inc		8,017,280
80,000	CME Group Inc		6,276,800
33,100	Discover Financial Services		1,851,945
40,200	Equity Lifestyle Properties Inc REIT		1,456,446
260,300	Genworth Financial Inc Class A (a)		4,042,459
101,400	Hartford Financial Services Group Inc		3,673,722
45,900	Hatteras Financial Corp REIT		750,006
73,600	Invesco Ltd		2,679,040
140,400	JPMorgan Chase & Co		8,210,592
217,130	MetLife Inc		11,707,649
482,683	MFA Financial Inc REIT		3,407,742
50,350	PartnerRe Ltd		5,308,400
35,616	Popular Inc (a)		1,023,248
103,000	Radian Group Inc		1,454,360
228,100	Regions Financial Corp		2,255,909
140,120	State Street Corp		10,283,407
123,500	US Bancorp		4,989,400
129,210	Validus Holdings Ltd		5,205,871
121,310	Wells Fargo & Co		5,507,474

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

GREAT-WEST PUTNAM EQUITY INCOME FUND

Schedule of Investments

As of December 31, 2013

Shares		Fair Value

Financial — (continued)
39,000	Willis Group Holdings PLC	$1,747,590

		119,025,982

Industrial — 9.93%
61,600	Honeywell International Inc	5,628,392
52,660	L-3 Communications Holdings Inc	5,627,247
219,300	McDermott International Inc (a)	2,008,788
112,210	Northrop Grumman Corp	12,860,388
31,900	Owens Corning (a)	1,298,968
58,900	Raytheon Co	5,342,230
54,300	Sealed Air Corp	1,848,915
253,792	Swift Transportation Co (a)	5,636,715
37,000	Thermo Fisher Scientific Inc	4,119,950
72,870	Tyco International Ltd	2,990,585
36,200	United Technologies Corp	4,119,560

		51,481,738

Technology — 7.64%
10,000	Apple Inc	5,611,100
66,600	Computer Sciences Corp	3,721,608
33,340	Dun & Bradstreet Corp	4,092,485
196,800	EMC Corp	4,949,520
148,472	Fairchild Semiconductor International Inc (a)	1,982,101
108,900	Intel Corp	2,827,044
84,100	Maxim Integrated Products Inc	2,347,231
79,811	NXP Semiconductor (a)	3,665,720
49,428	SanDisk Corp	3,486,651
62,700	Seagate Technology PLC	3,521,232
77,500	Texas Instruments Inc	3,403,025

		39,607,717

Utilities — 3.47%
63,600	Ameren Corp	2,299,776
55,100	American Electric Power Co Inc	2,575,374
78,438	Calpine Corp (a)	1,530,325
63,800	Edison International	2,953,940
128,700	FirstEnergy Corp	4,244,526
33,500	NextEra Energy Inc	2,868,270
51,800	NRG Energy Inc	1,487,696

		17,959,907

TOTAL COMMON STOCK — 95.95% (Cost $378,856,644)		$497,275,500

Principal Amount

CONVERTIBLE BONDS

Consumer, Cyclical — 0.40%
$640,000	WESCO International Inc
	6.00%, 09/15/2029	2,072,800

Principal Amount		Fair Value

Financial — 0.39%
$1,806,000	MGIC Investment Corp
	5.00%, 05/01/2017	$2,040,780

TOTAL CONVERTIBLE BONDS — 0.79% (Cost $2,755,780)		$4,113,580

Shares

CONVERTIBLE PREFERRED STOCK
Industrial — 0.05%
2,620	Stanley Black & Decker Inc, 6.25%(a)	270,384

Utilities — 1.10%
107,728	PPL Corp, 8.75%	5,680,498

TOTAL CONVERTIBLE PREFERRED STOCK — 1.15% (Cost $6,083,994)		$5,950,882

PREFERRED STOCK
Basic Materials — 0.09%
18,499	ArcelorMittal	476,926

TOTAL PREFERRED STOCK — 0.09% (Cost $462,475)		$476,926

Principal Amount

SHORT TERM INVESTMENTS

U.S. Government Agency Bonds and Notes — 0.38%
$2,000,000	Federal Farm Credit Banks Funding Corp 0.01%, 01/02/2014	2,000,000

Reverse Repurchase Agreements — 0.09%
106,663	Undivided interest of 0.22% in a reverse repurchase agreement (principal amount/value $48,657,259 with a maturity value of $48,657,286) with Merrill Lynch, Pierce, Fenner & Smith, 0.01%, dated 12/31/13 to be repurchased at $106,663 on 1/2/14 collateralized by various U.S. Government Agency securities, 1.36% - 7.00%, 6/1/17 - 9/1/44, with a value of $49,630,404. (d)	106,663

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

GREAT-WEST PUTNAM EQUITY INCOME FUND

Schedule of Investments

As of December 31, 2013

Principal Amount			Fair Value

Reverse Repurchase Agreements — (continued)
$ 106,662	Undivided interest of 0.44% in a reverse repurchase agreement (principal amount/value $24,085,016 with a maturity value of $24,085,043) with HSBC Securities (USA) Inc, 0.02%, dated 12/31/13 to be repurchased at $106,662 on 1/2/14 collateralized by U.S. Treasury securities, 1.38% - 2.50%, 12/31/18 - 8/15/23, with a value of $24,566,974. (d)	$	106,662

106,662	Undivided interest of 0.60% in a reverse repurchase agreement (principal amount/value $17,874,453 with a maturity value of $17,874,463) with Citigroup Global Markets Inc, 0.01%, dated 12/31/13 to be repurchased at $106,662 on 1/2/14 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 11.25%, 2/18/14 - 5/4/37, with a value of $18,231,949. (d)		106,662

Principal Amount			Fair Value

Reverse Repurchase Agreements — (continued)
$ 22,456	Undivided interest of 1.25% in a reverse repurchase agreement (principal amount/value $1,793,212 with a maturity value of $1,793,212) with RBC Capital Markets Corp, 0.00%, dated 12/31/13 to be repurchased at $22,456 on 1/2/14 collateralized by U.S. Treasury securities, 0.00% - 2.50%, 1/23/14 - 8/15/23, with a value of $1,829,077. (d)(e)	$	22,456

106,662	Undivided interest of 3.31% in a reverse repurchase agreement (principal amount/value $3,222,677 with a maturity value of $3,222,681) with BNP Paribas Securities Corp, 0.02%, dated 12/31/13 to be repurchased at $106,662 on 1/2/14 collateralized by various U.S. Government Agency securities, 0.00% - 4.50%, 11/20/43 - 12/1/43, with a value of $3,287,131. (d)		106,662

			449,105

TOTAL SHORT TERM INVESTMENTS — 0.47% (Cost $2,449,105)		$	2,449,105

TOTAL INVESTMENTS — 98.45% (Cost $390,607,998)		$	510,265,993

OTHER ASSETS & LIABILITIES, NET — 1.55%		$	8,020,550

TOTAL NET ASSETS — 100.00%		$	518,286,543

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2013.
(c)	Foreign security is fair valued under procedures adopted by the Board of Directors.
(d)	Collateral received for securities on loan.
(e)	The rate of the reverse repurchase agreement was less than 0.01%.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Security classes presented herein are not necessarily the same as those used for determining the Fund’s compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

Statement of Assets and Liabilities

As of December 31, 2013

Great-West Putnam Equity Income Fund

ASSETS:
Investments in securities, fair value (including $439,262 of securities on loan)(a)	$509,816,888
Reverse repurchase agreements, fair value(b)	449,105
Cash	9,652,152
Cash denominated in foreign currencies, fair value(c)	11,233
Subscriptions receivable	53,536
Receivable for investments sold	414,900
Dividends and interest receivable	1,031,385

Total Assets	521,429,199

LIABILITIES:
Payable to investment adviser	490,368
Payable upon return of securities loaned	449,105
Redemptions payable	1,387,940
Payable for investments purchased	815,243

Total Liabilities	3,142,656

NET ASSETS	$518,286,543

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,719,942
Paid-in capital in excess of par	384,632,545
Net unrealized appreciation on investments and foreign currency translations	119,658,077
Accumulated net realized gain on investments and foreign currency transactions	10,275,979

NET ASSETS	$518,286,543

CAPITAL STOCK:
Authorized	70,000,000
Issued and Outstanding	37,199,422

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:	$13.93

(a) Cost of investments	$390,158,893
(b) Cost of reverse repurchase agreements	$449,105
(c) Cost of cash denominated in foreign currencies	$11,151

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

Statement of Operations

For the fiscal year ended December 31, 2013

Great-West Putnam Equity Income Fund

INVESTMENT INCOME:
Interest amortization	$(11,069)
Income from securities lending	74,623
Dividends	12,116,556
Foreign withholding tax	(75,001)

Total Income	12,105,109

EXPENSES:
Management fees	4,984,387

Total Expenses	4,984,387

NET INVESTMENT INCOME	7,120,722

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments and foreign currency transactions	39,409,579
Net change in unrealized appreciation on investments and foreign currency translations	73,892,497

Net Realized and Unrealized Gain on Investments and Foreign Currency	113,302,076

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$120,422,798

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

Statement of Changes in Net Assets

For the fiscal years ended December 31, 2013 and 2012

	2013	2012
Great-West Putnam Equity Income Fund

OPERATIONS:
Net investment income	$7,120,722	$6,545,999
Net realized gain on investments	39,409,579	4,528,661
Net change in unrealized appreciation on investments	73,892,497	47,729,683

Net Increase in Net Assets Resulting from Operations	120,422,798	58,804,343

DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital	–	(47,012)
From net investment income	(9,405,524)	(6,542,637)
From net realized gains	(24,948,041)	–

Total Distributions	(34,353,565)	(6,589,649)

CAPITAL SHARE TRANSACTIONS:
Shares sold	124,143,636	87,154,878
Shares issued in reinvestment of distributions	34,353,565	6,589,649
Shares redeemed	(94,686,390)	(74,696,827)

Net Increase in Net Assets Resulting from Capital Share Transactions	63,810,811	19,047,700

Total Increase in Net Assets	149,880,044	71,262,394

NET ASSETS:
Beginning of year	368,406,499	297,144,105

End of year	$518,286,543	$368,406,499

CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold	9,351,732	8,240,560
Shares issued in reinvestment of distributions	2,493,792	608,046
Shares redeemed	(7,132,416)	(6,941,625)

Net Increase	4,713,108	1,906,981

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

Financial Highlights

Selected data for a share of capital stock of the Fund throughout the periods indicated.

	Fiscal Years Ended December 31,
	2013	2012		2011 (a)
Great-West Putnam Equity Income Fund - Initial Class

NET ASSET VALUE, BEGINNING OF YEAR	$11.34	$9.72		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21 (b)	0.21	(b)	0.09
Net realized and unrealized gain (loss)	3.36	1.61		(0.28)

Total From Investment Operations	3.57	1.82		(0.19)

LESS DISTRIBUTIONS:
From return of capital	–	(0.00	)(c)	(0.00	)(c)
From net investment income	(0.27)	(0.20)		(0.09)
From net realized gains	(0.71)	–		–

Total Distributions	(0.98)	(0.20)		(0.09)

NET ASSET VALUE, END OF YEAR	$13.93	$11.34		$9.72

TOTAL RETURN(d)	31.64%	18.88%		(1.88%	)(e)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000)	$518,287	$368,406		$297,144
Ratio of expenses to average net assets	1.10%	1.10%		1.10%	(f)
Ratio of net investment income to average net assets	1.57%	1.93%		1.79%	(f)
Portfolio turnover rate	39%	56%		49%	(e)

(a)	The Fund’s inception date was June 16, 2011.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Amount was less than $0.01 per share.
(d)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(e)	Not annualized for periods less than one full year.
(f)	Annualized.

  See Notes to Financial Statements.

  Annual Report - December 31, 2013

GREAT-WEST FUNDS, INC.

GREAT-WEST PUTNAM EQUITY INCOME FUND

Notes to Financial Statements

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-two funds. Interests in the Great-West Putnam Equity Income Fund (the Fund) are included herein and are represented by a separate class of beneficial interest of Great-West Funds. The investment objective of the Fund is to seek capital growth and current income. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.

The Fund offers two share classes, referred to as Initial Class and Class L shares. This report includes information for the Initial Class; Class L has not yet been capitalized.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Fixed income investments are valued using evaluated bid prices from approved pricing services, or in the event a price is not available from a pricing service, may be model priced or priced on the basis of quotations from brokers or dealers.

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which approximates fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.

Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market

  Annual Report - December 31, 2013

conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Fixed Income Investments:
Convertible Bonds	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.

Equity Investments:
Domestic Common Stock	Exchange traded close or bid price.

Foreign Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of local exchange, exchange rates, fair values based on significant market movement and various index data.

Convertible Preferred Stock, Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.

Short Term Investments	Maturity date, credit quality and interest rates.

The Fund classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:

Level 1 – Unadjusted quoted prices for identical securities in active markets.

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2013, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the beginning of the reporting period. There were no transfers between Levels 1, 2 and 3 during the year.

	Level 1	Level 2	Level 3	Total
Assets
Equity Investments:
Domestic Common Stock	$431,210,162	$—	$—	$431,210,162
Foreign Common Stock	65,068,944	996,394	—	66,065,338
Convertible Preferred Stock	270,384	5,680,498	—	5,950,882
Preferred Stock	—	476,926	—	476,926
Fixed Income Investments:
Convertible Bonds	—	4,113,580	—	4,113,580
Short Term Investments	—	2,449,105	—	2,449,105

Total Investments	$496,549,490	$13,716,503	$0	$510,265,993

Annual Report - December 31, 2013

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a reverse repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A reverse repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

The Fund, along with certain other funds of Great-West Funds, may invest in reverse repurchase agreement transactions and/or hold reverse repurchase agreement positions as a form of securities lending collateral, that are jointly collateralized by various U.S. Government or U.S. Government Agency securities.

Foreign Currency Translations and Transactions

The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss on investments and foreign currency transactions and in change in net unrealized appreciation or depreciation on investments and foreign currency translations on the Statement of Operations.

Dividends

Dividends from net investment income of the Fund, if any, are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Fund, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes and Distributions to Shareholders

The Fund’s policy complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income taxes or excise tax provision is required.

As of and during the year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Annual Report - December 31, 2013

The Fund files U.S. Federal and Colorado tax returns. The statute of limitations on the Fund’s U.S. Federal and Colorado tax returns remain open for the fiscal years ended 2011 through 2013.

Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book and tax basis differences. The differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments for Real Estate Investment Trust securities and foreign currency reclassifications. The differences have no impact on net assets or the results of operations. The character of dividends and distributions made during the fiscal year from net investment income and/or realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

For the year ended December 31, 2013, the Fund reclassified permanent book and tax differences of:

Paid-in Capital	Overdistributed Net Investment Income	Accumulated Net Realized Gain on Investments
$ –	$2,284,802	$(2,284,802)

The tax character of distributions paid during the years ended December 31, 2013 and 2012 were as follows:

		2013		2012
Distributions paid from:
Ordinary income	$	9,405,524	$	6,542,637
Long-term capital gain		24,948,041		–
Return of capital		–		47,012

	$	34,353,565	$	6,589,649

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$	2,165,709
Undistributed capital gains		8,431,543

Net accumulated earnings		10,597,252

Net unrealized appreciation on investments		119,336,722
Net unrealized appreciation on foreign currency		82
Capital loss carryforward		–
Post-October losses		–

Tax composition of capital	$	129,934,056

Under the Regulated Investment Company Modernization Act of 2010, net capital losses realized in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. For the year ended December 31, 2013, the Fund utilized $27,579 and had no unused capital loss carryforwards for federal income tax purposes.

Application of Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (ASU) issued ASU No. 2011-11 “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities” (ASU No. 2011-11). ASU No. 2011-11 requires an entity to enhance disclosures about financial and derivative instrument offsetting arrangements or similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU No. 2011-11 is effective for interim or annual periods beginning on or after January 1, 2013. The Fund adopted ASU No. 2011-11 for its fiscal year beginning January 1, 2013. The adoption of ASU No. 2011-11 did not have an impact on the Fund’s financial position or the results of its operations.

In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 “Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (ASU No. 2013-01). ASU No. 2013-01 clarifies

Annual Report - December 31, 2013

that the scope of ASU No. 2011-11 applies to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset or subject to an enforceable master netting arrangement or similar agreement. ASU No. 2013-01 was effective for fiscal years and interim periods within those years beginning on or after January 1, 2013. The Fund adopted ASU No. 2013-01 for its fiscal year beginning January 1, 2013. The adoption of ASU No. 2013-01 did not have an impact on the Fund’s financial position or the results of its operations.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 1.10% of the average daily net assets of the Fund. The management fee encompasses fund operation expenses. The Adviser and Great-West Funds have entered into a sub-advisory agreement with Putnam Investment Management, LLC. The Fund is not responsible for payment of the sub-advisory fees.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.

Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-two funds for which they serve as directors was $318,850 for the year ended December 31, 2013.

3. PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $201,085,198 and $172,447,260, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

4. UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2013, the U.S. Federal income tax cost basis was $390,929,271. The Fund had gross appreciation of investments in which there was an excess of value over tax cost of $123,263,685 and gross depreciation of investments in which there was an excess of tax cost over value of $3,926,963 resulting in net appreciation of $119,336,722.

5. SECURITIES LOANED

The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, recorded monthly, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2013 the Fund had securities on loan valued at $439,262 and received collateral of $449,105 for such loan which was invested in reverse repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The reverse repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral. Additional information regarding the Fund’s securities on loan is included in the Schedule of Investments.

6. TAX INFORMATION (unaudited)

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2013, 79% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Annual Report - December 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Great-West Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Putnam Equity Income Fund (the Fund), one of the funds of Great-West Funds, Inc. (the “Great-West Funds”) as of December 31, 2013, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from June 16, 2011 (inception) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Putnam Equity Income Fund as of December 31, 2013, the results of its operations for the year then ended, the change in its net assets and the financial highlights for the two years then ended and the period from June 16, 2011 (inception) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 19, 2014

Annual Report - December 31, 2013

Fund Directors and Officers

Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.

Independent Directors*
Name, Address, and Year of Birth	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum; President, Ward Lake, Inc.; Manager, 6K Ranch, LLC	62	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	62	Director, Guaranty Bancorp
Sanford Zisman 8515 East Orchard Road, Greenwood Village, CO 80111 1939	Lead Independent Director	Since 1982	Attorney, Law Firm of Zisman, Ingraham & Mong, P.C.	62	N/A

Interested Directors**
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Mitchell T.G. Graye 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chairman, President & Chief Executive Officer	Since 2000 (as Director) Since 2008 (as Chairman) Since 2008 (as President and Chief Executive Officer)	President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, Great-West Life & Annuity Insurance Company of New York, and GWL&A Financial, Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company	62	N/A
Charles P. Nelson 8515 East Orchard Road, Greenwood Village, CO 80111 1961	Director	Since 2008	President, Retirement Services, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, Great-West Capital Management, LLC	62	N/A

Officers
Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Beverly A. Byrne 8515 East Orchard Road, Greenwood Village, CO 80111 1955	Chief Legal Counsel & Chief Compliance Officer	Since 2004 (as Chief Compliance Officer) Since 2011 (as Chief Legal Counsel)

Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Chief Compliance Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, Crown Life Insurance Company, and London Life Insurance Company; Secretary and Chief Compliance Officer, GWFS Equities, Inc.; Chief Compliance Officer, Advised Assets Group, LLC; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, Great-West Capital Management, LLC; formerly, Secretary, Great-West Capital Management, LLC and Great-West Funds

				N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Assistant Treasurer	Since 2007	Director, Fund Administration, Great-West Life & Annuity Insurance Company; Assistant Treasurer, Great-West Capital Management, LLC	N/A	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Assistant Vice President, Counsel & Secretary	Since 2010	Assistant Vice President & Counsel, Great-West Life & Annuity Insurance Company; Assistant Vice President, Counsel & Secretary, Great-West Capital Management, LLC; formerly, Assistant Secretary, Great-West Capital Management, LLC and Great-West Funds	N/A	N/A

Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company and Great-West Life & Annuity Insurance Company of New York; Vice President and Treasurer, GWFS Equities, Inc. and Great-West Trust Company, LLC; Chief Financial Officer & Treasurer, Great-West Capital Management, LLC; formerly Investment Operations Compliance Officer, Great-West Capital Management, LLC and Great-West Funds

			N/A	N/A
David G. McLeod 8515 East Orchard Road, Greenwood Village, CO 80111 1962	Managing Director	Since 2012

Senior Vice President, Product Management, Great-West Life & Annuity Insurance Company; Manager, Vice President and Managing Director, Advised Assets Group, LLC; Managing Director, Great-West Capital Management, LLC

			N/A	N/A
Joel L. Terwilliger 8515 East Orchard Road, Greenwood Village, CO 80111 1968	Assistant Chief Compliance Officer	Since 2011

Assistant Vice President and Associate Chief Compliance Officer, Great-West Life & Annuity Insurance Company; Associate Chief Compliance Officer & Secretary, Advised Assets Group, LLC; Assistant Chief Compliance Officer, Great-West Capital Management, LLC

			N/A	N/A

*A Director who is not an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC, GWFS Equities, Inc. or their affiliates.

Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village,

Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.

Availability of Quarterly Portfolio Schedule

Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisory Contract Approval

The death of The Honorable Paul G. Desmarais on October 8, 2013 resulted in a change in the ultimate control of Power Corporation of Canada, the ultimate parent company of Great-West Capital Management, LLC (“GWCM”), the Fund’s investment adviser, and Putnam Investment Management, LLC (“Putnam”), the Fund’s sub-adviser. The voting securities of Power Corporation of Canada held directly or indirectly by Mr. Desmarais were transferred to The Desmarais Family Residuary Trust, which was created on October 8, 2013 under the Last Will and Testament of Mr. Desmarais (the “Trust”). As a result, the Trust has voting control of Power Corporation of Canada.

The transfer of voting control over Power Corporation of Canada resulted in a change of control of GWCM and Putnam and, therefore, constituted an “assignment” of the investment advisory agreement between GWCM and Great-West Funds, Inc. (the “Company”) and the sub-advisory agreement between the Company, GWCM and Putnam, within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). An investment advisory of sub-advisory agreement automatically terminates upon its “assignment” under the 1940 Act.

In order to avoid disruption of the investment management program of the Fund, the Board of Directors (the “Board”) of the Company, including the Directors who are not interested persons of the Fund (the “Independent Directors”), at meetings held on October 16, 2013 and December 5, 2013, respectively, approved (i) an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Company and GWCM and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) with Putnam (ii) a new investment advisory agreement (the “New Advisory Agreement”) between the Company and GWCM and a new sub-advisory agreement (the “New Sub-Advisory Agreement”) with Putnam. The same portfolio management team continues to manage the Fund’s portfolio and the management fees, investment objectives, principal investment strategies and investment policies of the Fund remained the same.

The Interim Advisory Agreement and the Interim Sub-Advisory Agreement became effective on October 8, 2013 and remain in effect for 150 days or until shareholders of the Fund approve the New Advisory Agreement and the New Sub-Advisory Agreement. In considering the approval of the New Advisory Agreement and the New Sub-Advisory Agreement, the Board took into account certain information and materials relating to GWCM and Putnam that the Board had received and considered in connection with the annual evaluation of the prior investment advisory agreement (the “Prior Advisory Agreement”) between the Company and GWCM and the prior sub-advisory agreement (the “Prior Sub-Advisory Agreement”) with Putnam at the in-person meetings held on March 21, 2013 and April 18, 2013. The Board, including the Independent Directors, at a meeting held on April 18, 2013 (the “Annual Meeting”), approved the continuation of the Prior Advisory Agreement between the Company and GWCM and the Prior Sub-Advisory Agreement with Putnam. At its December 5, 2013 meeting, the Board determined that the factors considered in connection with the Annual Meeting were applicable to its review of the New Advisory Agreement and the New Sub-Advisory Agreement.

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	Registrant’s Code of Ethics is incorporated by reference to registrant’s Form N-CSRs filed on February 28, 2013 (File No. 2-75503).

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is “independent,” pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees.   The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $675,400 for fiscal year 2012 and $745,150 for fiscal year 2013.

(b)

Audit-Related Fees.   The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $98,700 for fiscal year 2012 and $100,000 for fiscal year 2013. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

(c)

Tax Fees.   The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2012 and $0 for fiscal year 2013.

(d)

All Other Fees.   There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) (1)	Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services.   The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities.   The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

1 No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds’ sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

Delegation.   The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e) (2)

100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2012 equaled $1,447,600 and for fiscal year 2013 equaled $898,212.

(h)

The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   INVESTMENTS.

(a)	The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.   PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.   CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)  (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant’s Form N-CSRs filed on February 28, 2013 (File No. 2-75503).

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

(3) Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREAT-WEST FUNDS, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 27, 2014

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer & Treasurer

Date:	February 27, 2014